SCHEDULE 14A
                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]    Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-
                                                  6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         Acadiana Bancshares, Inc.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_______

     (2)  Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________

     (4)  Proposed maximum aggregate value of transaction:______________

     (5)  Total fee paid:_____________

[ ]  Fee paid previously with preliminary materials:_____________________


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:____________________________________________

     (2)  Form, Schedule or Registration Statement No.:______________________

     (3)  Filing Party:______________________________________________________

     (4)  Date Filed:________________________________________________________





                   [ACADIANA BANCSHARES, INC. LETTERHEAD]



                                                                  March 26, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Acadiana Bancshares, Inc. The meeting will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and all of the employees of Acadiana Bancshares, Inc., I thank you for your continued interest and support.


                              Sincerely,

                              /s/ Jerry Reaux
                              -------------------------------------
                              Jerry Reaux
                              President and Chief Executive Officer


















                            ACADIANA BANCSHARES, INC.
                            200 West Congress Street
                           Lafayette, Louisiana 70501
                                (337) 232-4631
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 25, 2001
                                _______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Acadiana Bancshares, Inc. (the "Company") will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term expiring in 2004, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 9, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Lawrence Gankendorff
                                    ------------------------
                                    Lawrence Gankendorff
                                    Chairman of the Board

Lafayette, Louisiana
March 26, 2001


--------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------






                         ACADIANA BANCSHARES, INC.
                              _______________

                              PROXY STATEMENT
                              _______________

                       ANNUAL MEETING OF STOCKHOLDERS

                              April 25, 2001

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Acadiana Bancshares, Inc. (the "Company"), the parent holding company of LBA Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 26, 2001.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Castaing, Hussey & Lolan, LLC for fiscal 2001, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Donna H. Domec, Corporate Secretary, Acadiana Bancshares, Inc., 200 West Congress Street, Lafayette, Louisiana 70501); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                   VOTING

     Only stockholders of record at the close of business on March 9, 2001 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,385,821 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Because of the vote required to ratify the appointment of independent auditors, however, abstentions will have the effect of a vote against the proposal. Under rules of the New York Stock Exchange, the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."








             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

Election of Directors

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2004, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Savings Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. All of the below-listed directors also serve as directors of the Savings Bank.

          NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2004



                                    Principal Occupation During        Director
         Name           Age(1)         the Past Five Years             Since (2)
--------------------    ------    ---------------------------------    ---------

Kaliste J. Saloom, Jr.    82      Of Counsel with the law firm of        1971
                                  Saloom & Saloom, Attorneys at Law,
                                  in Lafayette, Louisiana.

Al W. Beacham, M.D.       67      In private practice as a physician     1978
                                  in Lafayette, Louisiana.

James J. Montelaro        61      Executive Vice President, Mortgage     1995
                                  Banking Manager of the Savings Bank
                                  since August 1994 and Vice
                                  President, Lending of the Savings
                                  Bank since June 1992.

___________________

(1)  As of March 9, 2001.
(2)  Includes service as a director of the Savings Bank.


The Board of Directors recommends that you vote FOR election of the nominees for director.

                    DIRECTORS WHOSE TERMS ARE CONTINUING


Directors with a Term Expiring in 2002


                                    Principal Occupation During        Director
         Name           Age(1)         the Past Five Years             Since (2)
--------------------    ------    ---------------------------------    ---------

William H. Mouton         92      Mr. Mouton is a retired attorney who    1949
                                  was in private practice in Lafayette,
                                  Louisiana.

Jerry Reaux               40      President and Chief Executive Officer   1995
                                  of the Company since March 1996 and
                                  of the Savings Bank since August 1995;
                                  previously Executive Vice President
                                  and Chief Operating Officer of the
                                  Savings Bank during July and August
                                  1995.

John H. DeJean            60      Senior Vice President, Business         1997
                                  Development Manager of the Savings
                                  Bank from June 1997 to January 1998.
                                  Previously, Mr. DeJean served as
                                  President of the Acadiana Region of
                                  Premier Bank, N.A., Lafayette,
                                  Louisiana.




Directors with a Term Expiring in 2003


                                    Principal Occupation During        Director
         Name           Age(1)         the Past Five Years             Since (2)
--------------------    ------    ---------------------------------    ---------

Lawrence Gankendorff      81      Chairman of the Board of the Savings    1952
                                  Bank since April 1984 and Chairman of
                                  the Board of the Company since March
                                  1996.  Previously President and Chief
                                  Executive Officer of the Savings Bank.

Don J. O'Rourke, Sr.     70       Managing Partner of Don J. O'Rourke &   1965
                                  Associates, LTD., an architectural and
                                  professional engineering firm located
                                  in Lafayette, Louisiana.

Thomas S. Ortego         41       Self-employed accountant in Lafayette,  1997
                                  Louisiana.

___________________

(1)  As of March 9, 2001.
(2)  Includes service as a director of the Savings Bank.

Shareholder Nominations

     Article 6, Section F ("Article 6.F.") of the Company's Articles of Incorporation ("Articles") governs nominations of candidates for election as director at any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F., which is summarized below.

     Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are Beneficially Owned (as defined in Article 9.A.(e) of the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (ii) the class and number of shares of Company stock which are Beneficially Owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The Board of Directors or a designated committee thereof may reject any nomination by a stockholder not made in accordance with the requirements of
Article 6.F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6.F.

Director Nominations; Committees and Meetings of the Board of Directors of the Company

     The Board of Directors of the Company has established an Audit Committee, Finance Committee, Human Resource Committee and Executive Committee. Nominations for director of the Company are made by the full Board of Directors of the Company. During the fiscal year ended December 31, 2000, the Board of Directors of the Company met nine times. No director of the Company attended fewer than 75 percent of the aggregate total number of Board meetings and committee meetings on which he served during this period.

     Executive Committee. The Executive Committee of the Company consists of Messrs. Gankendorff, DeJean, Montelaro and Reaux. The Executive Committee reviews the implementation of the Company's strategic plan and management recommendations regarding Company operations. The Executive Committee met once during fiscal year 2000.

     Human Resource Committee. The Human Resource Committee of the Company consists of Messrs. Ortego and O'Rourke and Dr. Beacham. The Human Resource Committee reviews the compensation of the Company's executive officers. The Human Resource Committee met four times during fiscal 2000. No member of the Human Resource Committee is a current or former employee of the Company or the Savings Bank.

     Finance Committee. The Finance Committee of the Company consists of Messrs. DeJean and Saloom and Dr. Beacham. The Finance Committee manages interest rate risk, reviews investment securities and develops strategies for balance sheet management. The Finance Committee met four times during fiscal 2000.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors; and the current members of the Audit Committee are Messrs. Saloom, O'Rourke and Ortego.

     The members of the Audit Committee are independent as defined in Section 121 of the American Stock Exchange Company Guide. The Audit Committee meets on an as needed basis and met four times in fiscal 2000. On May 31, 2000, the Board of Directors adopted an Audit Committee Charter in the form attached hereto as Appendix A.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the five executive officers of the Company and/or the Savings Bank who do not serve as directors.


     Name             Age(1)    Principal Occupation During the Past Five Years
--------------------------------------------------------------------------------

Gregory E. King         45      Mr. King currently serves as Executive Vice
                                President and Chief Operating Officer of the
                                Company and the Savings Bank. From March 1997 through December 1998, Mr. King was Vice
                                President, Auditor and Compliance Officer.
                                Prior to joining the Savings Bank in 1997, Mr.
                                King was a National Bank Examiner with the Office of the Comptroller of the Currency.

Mary Anne S. Bertrand   43      Ms. Bertrand currently serves as Senior Vice
                                President, Retail Banking Manager of the Savings
                                Bank since December 1998.  Previously, Ms.
                                Bertrand served as Vice President, Retail
                                Banking Manager since 1996 and before then as Consumer Loan Manager since November 1992.

A. Wayne Bares          40      Mr. Bares was employed by the Savings Bank as
                                Senior Vice President and Commercial Lending
                                Manager of the Savings Bank in November 1998.
                                Prior thereto, Mr. Bares was Vice President of
                                Midsouth National Bank, Lafayette, Louisiana.

Emile E. Soulier, III   50      Mr. Soulier has served as Vice President and
                                Chief Financial Officer of the Savings Bank since July 1994 and of the Company since July
                                1996. Mr. Soulier has served as Treasurer of the Savings Bank since April 1999 and cashier since March 1996. Previously, Mr. Soulier was a
                                Financial Analyst, Auditor and Compliance
                                Officer of the Savings Bank.

Thomas F. Debaillon     47      Mr. Debaillon currently serves as Vice
                                President, Operations and Human Resources of the
                                Savings Bank.

___________________
(1)  As of March 9, 2001.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.




                                      Common Stock Beneficially Owned as of
                                                 March 9, 2001(1)
                                      -------------------------------------
Name of Beneficial Owner                  Amount              Percentage
----------------------------------    -------------------------------------

Acadiana Bancshares, Inc.                 211,085(2)             15.2%
 Employee Stock Ownership Plan Trust
200 West Congress Street
Lafayette, Louisiana  70501

Thomson Horstmann & Bryant, Inc.          143,000                10.3
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Directors:
Al W. Beacham, M.D.                        22,939(2)(3)(4)        1.6(12)
John H. DeJean                             11,500(5)                *(12)
Lawrence Gankendorff                       34,258(6)              2.4(12)
James J. Montelaro                         79,262(7)              5.6(12)
William H. Mouton                          19,153(2)(3)           1.4(12)
Jerry Reaux                               100,668(8)              7.0(12)
Don J. O'Rourke, Sr.                       19,886(3)                *(12)
Thomas S. Ortego                           11,170(9)                *(12)
Kaliste J. Saloom, Jr.                     26,560(2)(3)(10)       2.0(12)

All directors and executive officers of   407,297(11)            26.1
the Company as a group (14 persons)

________________

*    Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                          (Footnotes continue on following page)

(2) The Acadiana Bancshares, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Acadiana Bancshares, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Mouton and Saloom and Dr. Beacham who act as trustees of the plan ("Trustees"). As of December 31, 2000, 91,099 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

(3) Includes 1,092 shares held in the Recognition and Retention Plan Trust ("RRP Trust") which may be voted by each of Dr. Beacham and Messrs. Mouton, O'Rourke and Saloom and 10,924 shares which may be acquired by each of such directors upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(4) Includes 2,766 shares held by Dr. Beacham in his 401(k) profit sharing plan.

(5) Includes 1,500 shares held in the RRP Trust which may be voted by Mr. DeJean and 2,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6) Includes 959 shares held by Mr. Gankendorff in the Savings Bank's 401(k) Plan ("401(k) Plan"), 3,300 shares which have been allocated to Mr. Gankendorff's account in the ESOP, 1,639 shares held in the RRP Trust which may be voted by him, and 16,388 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 4,234 shares held by Mr. Montelaro in the 401(k) Plan, 5,612 shares which have been allocated to Mr. Montelaro's account in the ESOP, 2,185 shares held in the RRP Trust which may be voted by him, and 21,848 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. The business address for Mr. Montelaro is: c/o LBA Savings Bank, 200 West Congress Street, Lafayette, Louisiana, 70501.

(8) Includes 750 shares held by Mr. Reaux's spouse in her Individual Retirement Account, 3,055 shares held in the 401(k) Plan, 6,661 shares which have been allocated to Mr. Reaux's account in the ESOP, 4,807 shares held in the RRP Trust which may be voted by him, and 54,624 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. The business address for Mr. Reaux is: c/o LBA Savings Bank, 200 West Congress Street, Lafayette, Louisiana, 70501.

(9)  Includes 4,920 shares held by Mr. Ortego's spouse.

(10) Includes 1,000 shares held by Mr. Saloom's spouse.

(11) Includes an aggregate of 175,156 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date; shares subject to the foregoing stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by directors and executive officers of the Company as a group. Also includes an aggregate of 50,645 shares of Common Stock held in the RRP Trust and the ESOP.

(12) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within sixty (60) days of the Voting Record Date have been exercised.

                           EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998 to the President and Chief Executive Officer and the only other executive officer of the Company, and its subsidiaries, whose total annual salary and bonus during fiscal 2000 exceeded $100,000 ("named executive officers").


================================================================================
                                   Annual Compensation (1)
                                   -----------------------
    Name and                                                       All Other
Principal Position       Year        Salary (2)    Bonus         Compensation
--------------------------------------------------------------------------------

Jerry Reaux (3)          2000       $169,157      $49,414          $26,262(4)
President and Chief      1999        166,340       56,906           30,164
 Executive Officer       1998        155,768        9,072           24,500

--------------------------------------------------------------------------------

James J. Montelaro (3)   2000       $119,938      $24,552          $24,246(4)
Executive Vice           1999        120,709       26,960           27,730
 President               1998        109,694        6,193           21,560

================================================================================

________________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs of providing such benefits to the named executive officer during the years ended December 31, 2000, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)  Includes Director's fees.

(3) As of December 31, 2000, Messrs. Reaux and Montelaro had 4,807 and 2,185 shares of unearned restricted stock, respectively, pursuant to the Recognition and Retention Plan and Trust Agreement ("Recognition Plan"), which shares had fair market values of $86,526 and $39,330 at December 31, 2000. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(4) Represents the fair market value of 1,459 and 1,347 shares of Common Stock on December 31, 2000 ($18.00), allocated to Mr. Reaux's and Mr. Montelaro's ESOP accounts, respectively.

Compensation of Directors

     Each director of the Savings Bank received a fee of $1,000 per Savings Bank Board meeting and $250 for Company Board meetings, only if attended. Members of the Board of Directors who are outside directors are paid $100 for Executive and Loan Committee meetings and $250 for Audit, Finance and Human Resource Committee meetings, only if attended.

     The Company also maintains a Stock Option Plan pursuant to which non-employee directors were granted non-qualified stock options vesting over a period of five years. In addition, non-employee directors received shares of restricted stock pursuant to the Company's Recognition Plan which are earned ratably over five years. Dividends paid on the restricted stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Stock Option Plan or Recognition Plan are at the discretion of the Company's Board or a committee appointed by the Board, consistent with the respective terms of such plans. The Company did not make any grants pursuant to the Stock Option Plan or the Recognition Plan to the non-employee directors during fiscal 2000.

Stock Options

     The Company did not grant any stock options to the named executive officers during 2000.

     The following table sets forth information concerning the value of stock options held at December 31, 2000 by the named executive officers. Such officers did not exercise any options during 2000.


================================================================================
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND YEAR END OPTION VALUES
--------------------------------------------------------------------------------
                         Number of                      Value of Unexercised
                        Unexercised                         In-The-Money
                        Options At                           Options At
     Name              Fiscal Year-End                   Fiscal Year-End (1)
                ----------------------------------------------------------------
                Exercisable     Unexercisable      Exercisable     Unexercisable

--------------------------------------------------------------------------------

Jerry Reaux       40,968           27,312           $102,420          $68,280

--------------------------------------------------------------------------------

James J.          16,386           10,926            $40,965          $27,315
 Montelaro
================================================================================
__________________

(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at December 31, 2000 ($18.00) and the exercise price of the options.

Employment and Severance Agreements

     The Company and the Savings Bank (collectively, the "Employers") in November 1996 entered into an amended and restated employment agreement with Mr. Reaux. Mr. Reaux previously had entered into an employment agreement with the Savings Bank dated September 1, 1995. Such agreement was amended and restated as a result of the mutual-to-stock conversion of the Savings Bank and the Savings Bank's reorganization into the holding company form. The Employers have agreed to employ Mr. Reaux as President and Chief Executive Officer for a term of three years, which term is automatically extended for an additional year on each annual anniversary date of the agreement. The agreement is terminable with or without cause by the Employers. Mr. Reaux will have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that
(i) in the event that he terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement, he shall be entitled to severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement or his base salary multiplied by 2.0 or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Reaux as a result of certain adverse actions which are taken with respect to his employment following a Change in Control of the Company, as defined, Mr. Reaux will be entitled to cash severance payments equal to the amount of his base salary at the date of termination multiplied by 3.0. If severance was required to be paid in fiscal 2001 in either of the above cases, then Mr. Reaux would receive severance payments of approximately $310,314 or $465,471, respectively. In addition, Mr. Reaux will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's outstanding voting securities. Mr. Reaux's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under
Section 4999 of the Internal Revenue Code of 1986, as amended, the Employers may (i) contest the liability and exhaust all administrative and judicial appeals to that end, and/or (ii) pay Mr. Reaux an amount equal to the excise tax for which he is liable plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment. Mr. Reaux's agreement also provides that in the event of Mr.
Reaux's death or disability during the term of the agreement, Mr. Reaux or his estate will receive payments equal to the amount of compensation for 12 months at the current salary at the time of his death or disability.

     The Employers have also entered into severance agreements with Ms. Bertrand and Messrs. Bares, Gankendorff, King, Montelaro, Debaillon and Soulier. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to his base salary multiplied by two. Total commitments under the severance agreements to the seven officers at December 31, 2000 were $1,024,000.

Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the 1934 Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock other than the Company's ESOP which owns 15.2% and Thomson Horstmann & Bryant, Inc. which owns 10.3% of the Company's Outstanding Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 2000, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act, except for Mr. Mouton who was late in filing one report on Form 4.

Transactions With Certain Related Persons

     The Company's policy provides that all loans made by the Savings Bank to the directors and officers of the Company and the Savings Bank are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of March 9, 2001, were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. The Company believes that such loans do not involve more than the normal risk of collectibility. Director Saloom is of counsel to the law firm of Saloom & Saloom, which law firm provided certain legal services to the Savings Bank in 2000. Director O'Rourke is President of Don J. O'Rourke & Associates, Ltd., a professional architectural corporation which provides architectural services to the Savings Bank.

                    REPORT OF THE COMPENSATION COMMITTEE

     The Human Resource Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 2000 fiscal year, the members of the Committee met four times.

     The members of the Human Resource Committee of both the Company and the Savings Bank are identical and no member of the Committee is an employee of the Company or any subsidiary. The Human Resource Committee of the Company has exclusive jurisdiction over the administration and grants relating to all stock option plans and/or management recognition plans. The Committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the bank, efficiency ratios, growth, successful stock repurchase plan, satisfactory regulatory examinations, and market value of the Company. The Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of the Company.

     The Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that the Company is able to compete for and retain qualified management personnel who are critical to the Company's long-term success while aligning the interests of those managers with the long-term interests of the Company's shareholders.



                                        Al W. Beacham, M.D.
                                        Thomas S. Ortego
                                        Don J. O'Rourke, Sr


                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2000 for filing with the Securities and Exchange Commission.



                                        Kaliste J. Saloom, Jr.
                                        Thomas S. Ortego
                                        Don J. O'Rourke, Sr.

Performance Graph

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, since the Company's initial public offering of its Common Stock on July 16, 1996 with (i) the SNL Securities Thrift Index ($250 million to $500 million), (ii) the SNL Bank Index (under $500 million) and (iii) Standard and Poor's 500 Index.

                         ACADIANA BANCSHARES, INC.



                     [Total Return Performace Graph]*




                                         Period Ending
                 ---------------------------------------------------------------
Index            07/16/96   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------
Acadiana
Bancshares, Inc.  $100.00    $124.71    $199.54    $152.77    $176.10    $167.74

S&P 500            100.00     119.00     158.71     204.02     246.95     224.46

SNL <$500M
Bank Index         100.00     117.98     201.12     183.64     169.99     163.99

SNL $250M-$500M
Thrift Index       100.00     120.49     204.17     177.24     208.33     232.22

____________________

*     Source: SNL Securities LC

                   RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors of the Company has appointed Castaing, Hussey & Lolan, LLC, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2001, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

  The Company has been advised by Castaing, Hussey & Lolan, LLC that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Castaing, Hussey & Lolan, LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

  In determining whether to appoint Castaing, Hussey & Lolan, LLC as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Castaing, Hussey & Lolan, LLC is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in 2000. The Audit Committee believes that Castaing, Hussey & Lolan, LLC's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

  The aggregate amount of fees billed by Castaing, Hussey & Lolan, LLC for its audit of the Company's annual financial statements for 2000 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2000 was $50,215.

Financial Information Systems Design and Implementation

  The Company did not engage or pay any fees to Castaing, Hussey & Lolan, LLC with respect to the provision of financial information systems design and implementation services during 2000.

All Other Fees

  The aggregate amount of fees billed by Castaing, Hussey & Lolan, LLC for all other services rendered to the Company during 2000 was $23,800. These services consisted primarily of preparing federal and state income tax returns and other tax-related services and reviews of quarterly and annual reports under the 1934 Act.

  The Board of Directors recommends that you vote FOR the ratification of the appointment of Castaing, Hussey & Lolan, LLC as independent auditors for the fiscal year ending December 31, 2001.


                           STOCKHOLDER PROPOSALS

  Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2002, must be received at the principal executive offices of the Company, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: Corporate Secretary, no later than November 27, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

  Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of the Company's

Articles, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have). To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2002, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than January 26, 2002.

                               ANNUAL REPORTS

  A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

  Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K (without exhibits) for fiscal 2000 required to be filed with the Commission under the 1934 Act. In addition, upon written request, the Company will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers the Company's reasonable expenses in furnishing such exhibits. Such written requests should be directed to Donna H. Domec, Corporate Secretary, Acadiana Bancshares, Inc., 200 West Congress Street, Lafayette, Louisiana 70501. The Form 10-K is not part of the proxy solicitation materials.

                               OTHER MATTERS

  Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

  The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                /s/ Lawrence Gankendorff
                                -----------------------------------
                                Lawrence Gankendorff
                                Chairman of the Board

Lafayette, Louisiana
March 26, 2001

                                                                      Appendix A


                          ACADIANA BANCSHARES, INC.
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                  CHARTER

I.     PURPOSE

  The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to the shareholders and the Securities and Exchange Commission. The Audit Committee's primary duties and responsibilities are to:

  * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  * Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

  * Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

  The Audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.    COMPOSITION

  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement. The Board's definition of an independent director is fully stated in Appendix I. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs by the Corporation or an outside consultant.

  The Board shall elect the members of the Committee at the annual organizational meeting. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.   MEETINGS

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with
Section IV 4.





IV.    DUTIES AND RESPONSIBILITIES

  In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions. To fulfill its duties and responsibilities, the Audit Committee shall:

Documents/Reports Review
------------------------

1.     Review and update this Charter periodically and at least annually.

2. Review the Corporation's annual financial statements and any reports or other information submitted to shareholders and the Securities and Exchange Commission, including any reports issued by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

8. Consider the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes in the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement
-------------------

10. Following the completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

11. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

12. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee,




                                    A-2




       have been implemented. This review should be conducted at an appropriate time subsequent to the implementation of changes or improvements, as decided by the Committee.

Ethical and Legal Compliance
----------------------------

13. Review and update periodically the Insider Activities and Permissible Transactions Policy and ensure that management has established a system to enforce the Insider Policy.

14. Review management's monitoring of the Corporation's compliance with the Insider Policy, and monitor that management has proper review systems in place so that the Corporation's financial statements and other reports to the Securities and Exchange Commission satisfy legal requirements.

15. Review activities, organizational structure, and qualifications of the internal audit department.

16. Review, with the Corporation's legal counsel, any legal and regulatory matters that may have a material impact on the Corporation's financial statements or compliance policies and programs.

17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.


                          APPENDIX I TO THE CHARTER

                            DIRECTOR INDEPENDENCE

  An independent director means a person, other than an officer or employee of the Company or its subsidiaries, who is free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. A director will not be considered independent, if among other things, he or she has:

(1) Been employed by the Corporation or any of its affiliates for the current or past three years;

(2) Accepted compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation);

(3) An immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer. An immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, and anyone who resides in such person's home;

(4) Been a partner, a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in the past three years; or

(5) Been employed as an executive officer of another entity where any of the Company's executives serve on that entity's compensation committee.




                                    A-3



REVOCABLE PROXY
                          ACADIANA BANCSHARES, INC.

                       ANNUAL MEETING OF STOCKHOLDERS
                              April 25, 2001

    The undersigned, being a stockholder of Acadiana Bancshares, Inc. ("Company") as of March 9, 2001, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Les Saisons Room at A' La Carte, located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001 at 2:00 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
          (except as marked to the
          contrary below)

    Nominees for three-year term expiring in 2004:

    Kaliste J. Saloom, Jr., Al W. Beacham, M.D. and James J. Montelaro.

Note: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not written below.

____________________________________

2. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001.

    [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
















Shares of the Company's Common Stock will be voted as specified. If returned but not otherwise specified, this proxy will be voted for the election of the board of directors' nominees to the board of directors, for ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.




                                                    Date________________________




            ______________________                 _____________________________
            Stockholder sign above                 Co-holder (if any) sign above








________________________________________________________________________________
   Detach above card, sign, date and mail in postage paid envelope provided.


                         ACADIANA BANCSHARES, INC.


--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                    PLEASE MARK, SIGN, DATE AND RETURN
           THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------







                      ESOP VOTING INSTRUCTION BALLOT
                         ACADIANA BANCSHARES, INC.



    The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the ESOP as of March 9, 2001 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
          (except as marked to the                  to vote for all nominees
          contrary below)                           listed below

Nominees for three-year term expiring in 2004: Kaliste J. Saloom, Jr., Al W. Beacham, M.D., and James J. Montelaro.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


____________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001.

    [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:_________________, 2001



                                            _____________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.





                               [LETTERHEAD]




                                                                  March 26, 2001


To:  Participants in the Company's Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the ESOP. The Plan Administrators will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                                  Sincerely,



                                                  Jerry Reaux
                                                  President and Chief Executive
                                                  Officer




















                 RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                         ACADIANA BANCSHARES, INC.

The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of March 9, 2001 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
          (except as marked to the                  to vote for all nominees
          contrary below)                           listed below

Nominees for three-year term expiring in 2004: Kaliste J. Saloom, Jr., Al W. Beacham, M.D., and James J. Montelaro.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


____________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001.

    [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:_________________, 2001



                                            _____________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposal 2. If you do not return this card, your shares will not be voted.
















                                [LETTERHEAD]




                                                                  March 26, 2001


To: Persons Granted Restricted Stock Under the Company's Recognition and
    Retention Plan

    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,



                                           Jerry Reaux
                                           President and Chief Executive Officer



















                   401(k) PLAN VOTING INSTRUCTION BALLOT
                         ACADIANA BANCSHARES, INC.

     The undersigned hereby instructs the Trustee of the 401(k) Profit
Sharing Plan (the "401(k) Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the 401(k) Plan as of March 9, 2001 at the Annual Meeting of Stockholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 25, 2001, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS

    [ ]   FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
          (except as marked to the                  to vote for all nominees
          contrary below)                           listed below

Nominees for three-year term expiring in 2004: Kaliste J. Saloom, Jr., Al W. Beacham, M.D., and James J. Montelaro.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


____________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001.

    [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:_________________, 2001



                                            _____________________________
                                            Signature


If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposal 2. If you do not return this Card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the 401(k) Plan are voted.













                               [LETTERHEAD]






                                                                  March 26, 2001


To: Participants in the 401(k) Profit Sharing Plan

    As described in the attached materials, your proxy as a stockholder of Acadiana Bancshares, Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the 401(k) Profit Sharing Plan (the "401(k) Plan") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

                                           Sincerely,



                                           Jerry Reaux
                                           President and Chief Executive Officer